Exhibit 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation of our report dated February 22, 2001 included or incorporated by reference in this annual report on Form 10-K for Met-Pro Corporation for the year ended January 31, 2001.








                                                     /s/ MARGOLIS & COMPANY P.C.
                                                     ---------------------------
                                                    Certified Public Accountants


Bala Cynwyd, PA 19004
March 30, 2001
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